EXHIBIT 32.1

AMAZON GOLDSANDS LTD.

CERTIFICATION PURSUANT TO
19 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Amazon Goldsands Ltd. (the “Company”) on Form 10-K/A for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenneth Phillippe, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kenneth Phillippe
Kenneth Phillippe
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
April 15, 2010